Exhibit 10.1

AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE (this “Amendment”), dated as of March 18, 2016, is by and between Searchlight Minerals Corp., a Nevada corporation (the “Company”), and the undersigned (“Holder”). The Company and Holder are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, Holder is the holder of that certain Secured Convertible Promissory Note, made by the Company, dated September 18, 2013 (the “Note”); and

WHEREAS, Holder intends to convert all of the outstanding principal amount and accrued but unpaid interest owing on the Note into fully paid and non-assessable shares of Common Stock pursuant to the terms and conditions of the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree to amend the Note as follows, as permitted by Section 8 of the Note.

1.                  Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Note.

2.                  Amendment to Section 3(a). Section 3(a) of the Note is hereby amended and restated in its entirety to read as follows:

Terms of Conversion. Holder has the right, exercisable at Holder’s option, any time hereafter and until such date as this Note has been paid in full by the Company, to convert, subject to the terms and provisions of this Section 3, any or all of the unpaid principal amount of this Note, and any or all accrued but unpaid interest (such amount being the “Converted Amount”), into such number of fully paid and non-assessable shares of common stock, $0.001 par value per share of the Company (the “Common Stock”) as is determined by dividing the Converted Amount by the Conversion Price.

3.                  Amendment to Section 3(b). Section 3(b)(i) of the Note is hereby amended and restated in its entirety to read as follows:

“Conversion Price” means $0.035.

4.                  Amendment to Exhibit A. Exhibit A to the Note is hereby amended and restated in its entirety to read as the Exhibit A attached to this Amendment.

5.                  Entire Agreement. The Note, as amended by this Amendment, embodies the entire understanding among the Parties with respect to the subject matter thereof and hereof and can be changed only by an instrument in writing executed by all of the Parties.

6.                  Conflict of Terms. In the event of a conflict or inconsistency between the terms of the Note and those of this Amendment, the terms of this Amendment shall control and govern the rights and obligations of the Parties.

7.                  Ratification. Except to the extent amended hereby or inconsistent herewith, all of the terms, covenants, conditions, and provisions of the Note shall remain in full force and effect, and the Parties hereby acknowledge and confirm that the same are in full force and effect.

8.                  Execution. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. Facsimile or other electronic signatures shall be accepted by the Parties as originals.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

SEARCHLIGHT MINERALS CORP.

By:	/s/ Carl Ager
Carl Ager
Vice President

[SIGNATURE PAGE OF HOLDER FOLLOWS]

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[SIGNATURE PAGE OF HOLDER]

Name of Holder: Luxor Capital Partners, LP

Signature of Authorized Signatory of Holder: /s/ Norris Nissim

Name of Authorized Signatory: Norris Nissim

Title of Authorized Signatory: General Counsel, Luxor Capital Group, LP

(Investment Manager)

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[SIGNATURE PAGE OF HOLDER]

Name of Holder: Luxor Wavefront, LP

Signature of Authorized Signatory of Holder: /s/ Norris Nissim

Name of Authorized Signatory: Norris Nissim

Title of Authorized Signatory: General Counsel, Luxor Capital Group, LP

(Investment Manager)

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[SIGNATURE PAGE OF HOLDER]

Name of Holder: OC 19 MASTER FUND, L.P. - LCG

Signature of Authorized Signatory of Holder: ______________________________

Name of Authorized Signatory: Norris Nissim

Title of Authorized Signatory: General Counsel, Luxor Capital Group, LP

(Investment Manager)

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[SIGNATURE PAGE OF HOLDER]

Name of Holder: Thebes Offshore Master Fund, LP

Signature of Authorized Signatory of Holder: /s/ Norris Nissim

Name of Authorized Signatory: Norris Nissim

Title of Authorized Signatory: General Counsel, Luxor Capital Group, LP

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